SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                November 15, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                            ARCADIA INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)

     Wyoming                       000-28535                     86-0843235
  (State or other                (Commission File            (I.R.S. Employer
  jurisdiction of                    Number)                Identification No.)
  incorporation)

              110 East 55th Street, Ninth Floor, New York, NY 10022
               (Address of principal executive offices) (zip code)

                                 (212) 906-8022
              (Registrant's telephone number, including area code)

                              5505 N. Indian Trail
                              Tucson, Arizona 85750
                                (Former Address)














ITEM 5.  OTHER EVENTS

                  On November 14, 2000, the Company declared a ten for one forward stock split of its shares of common stock, par value $.001 per share, increasing such shares from 1,000,000 shares to 10,000,000 shares (the "Stock Split"). The Stock Split will be effective on November 15, 2000 (the "Effective Date"). From and after the Effective Date, each share of the Company's common stock, par value $.001 per share, outstanding as of the Effective Date shall, automatically and with no further action on the part of the holders thereof, become ten (10) shares of the Company's common stock, par value $.001 per share.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ARCADIA INVESTMENTS, INC.


November 15, 2000                           By:____/s/______________________
                                                           Jeong S. Park
                                                           President